                                                         Free Writing Prospectus
                                                      Filed Pursuant To Rule 433
                                          Registration Statement No.: 333-121559

                           GLOBAL STRUCTURED FINANCE

                      BANC OF AMERICA FUNDING CORPORATION,
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
                           125MM 100% IO - WELLS FARGO

                               JAN 19, 2006 21:07

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $65,280,084.94
Total Orig. Bal.: $65,324,396.00
Loan Count: 128
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $510,000.66
Avg. Orig. Balance: $510,346.84
% Conforming: 17.28%
W.A. FICO: 746
W.A. Orig. LTV: 68.78%
W.A. Cut-Off LTV: 68.73%
Earliest Orig. Date: 2005-05-27
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.7852%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.5352%
W.A. Pass-Through Rate: 5.5352%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 357.6 months
W.A. Age: 2.4 months
% OLTV over 80: 0.62%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.62%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted COLTV: 68.67%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.82%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.13%
100,001 - 150,000                    0.85
150,001 - 200,000                    1.12
200,001 - 250,000                    2.37
250,001 - 300,000                    3.39
300,001 - 350,000                    7.01
350,001 - 400,000                    1.15
400,001 - 450,000                    7.22
450,001 - 500,000                   15.95
500,001 - 550,000                    8.95
550,001 - 600,000                    9.94
600,001 - 650,000                    6.66
650,001 - 700,000                    3.12
700,001 - 750,000                    2.25
750,001 - 800,000                    4.71
800,001 - 850,000                    2.52
850,001 - 900,000                    6.73
950,001 - 1,000,000                 10.61
1,000,001 - 1,500,000                5.34
TOTAL:                             100.00%

Average: $510,346.84
Lowest: $85,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.13%
100,001 - 150,000                    0.85
150,001 - 200,000                    1.12
200,001 - 250,000                    2.37
250,001 - 300,000                    3.39
300,001 - 350,000                    7.01
350,001 - 400,000                    1.15
400,001 - 450,000                    7.22
450,001 - 500,000                   15.95
500,001 - 550,000                    8.95
550,001 - 600,000                    9.94
600,001 - 650,000                    6.66
650,001 - 700,000                    3.12
700,001 - 750,000                    2.25
750,001 - 800,000                    4.71
800,001 - 850,000                    2.52
850,001 - 900,000                    6.73
950,001 - 1,000,000                 10.61
1,000,001 - 1,500,000                5.34
TOTAL:                             100.00%

Average: $510,000.66
Lowest: $84,900.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.375                                1.30%
5.500                                4.54
5.625                                9.94
5.750                               33.15
5.875                               51.07
TOTAL:                             100.00%

W.A.: 5.785
Lowest: 5.375
Highest: 5.875

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            2.62%
750 - 799                           46.04
700 - 749                           40.79
650 - 699                           10.55
TOTAL:                             100.00%

W.A.: 746
Lowest: 667
Highest: 816

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            39.93%
C/O Refi                            30.46
R/T Refi                            28.69
C/O Refi - HI                        0.92
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             1.38%
Condo - High                         0.62
Condo - Low                          1.81
PUD Detached                         1.82
SFR                                 94.37
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          51.05%
Virginia                             8.95
Maryland                             6.55
Georgia                              4.68
Texas                                3.57
Other                               25.21
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            43.55%
Southern                            56.45
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
94062                                2.82%
91436                                1.91
90291                                1.74
98166                                1.72
92657                                1.69
Other                               90.12
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                            100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Asset Only                          44.93%
Full                                44.23
AUS                                  9.77
Stated Inc/Voa                       1.07
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
20.01 - 25.00                        0.80%
25.01 - 30.00                        1.53
30.01 - 35.00                        0.13
35.01 - 40.00                        1.12
40.01 - 45.00                        4.64
45.01 - 50.00                        2.10
50.01 - 55.00                        3.64
55.01 - 60.00                        7.44
60.01 - 65.00                       12.70
65.01 - 70.00                       10.02
70.01 - 75.00                        9.64
75.01 - 80.00                       45.61
80.01 - 85.00                        0.62
TOTAL:                             100.00%

W.A.: 68.78%
Lowest: 23.86%
Highest: 85.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
20.01 - 25.00                        0.80%
25.01 - 30.00                        1.53
30.01 - 35.00                        0.13
35.01 - 40.00                        1.12
40.01 - 45.00                        4.64
45.01 - 50.00                        2.85
50.01 - 55.00                        2.90
55.01 - 60.00                        7.44
60.01 - 65.00                       14.68
65.01 - 70.00                        8.03
70.01 - 75.00                        9.64
75.01 - 80.00                       45.61
80.01 - 85.00                        0.62
TOTAL:                             100.00%

W.A.: 68.73%
Lowest: 23.86%
Highest: 85.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
NONE                                99.38%
PMIC                                 0.62
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
349 - 354                            1.55%
355 - 360                           98.45
TOTAL:                             100.00%

W.A.: 357.6 months
Lowest: 353 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               99.37%
7 - 12                               0.63
TOTAL:                             100.00%

W.A.: 2.4 months
Lowest: 1 months
Highest: 7 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Wells Fargo                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                           CERTIFICATES, SERIES 2006-1
                                     100% IO

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $93,880,851.13
Total Orig. Bal.: $94,497,312.00
Loan Count: 177
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $530,400.29
Avg. Orig. Balance: $533,883.12
% Conforming: 12.06%
W.A. FICO: 744
W.A. Orig. LTV: 67.42%
W.A. Cut-Off LTV: 67.20%
Earliest Orig. Date: 2005-07-06
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.9139%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.6639%
W.A. Pass-Through Rate: 5.6639%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 357.5 months
W.A. Age: 2.5 months
% OLTV over 80: 0.32%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.32%
W.A. MI Coverage: 23.23%
W.A. MI Adjusted COLTV: 67.14%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.67%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.10%
100,001 - 150,000                    0.44
150,001 - 200,000                    2.09
200,001 - 250,000                    2.43
250,001 - 300,000                    2.67
300,001 - 350,000                    3.49
350,001 - 400,000                    0.78
400,001 - 450,000                    7.42
450,001 - 500,000                   10.21
500,001 - 550,000                   10.04
550,001 - 600,000                   11.79
600,001 - 650,000                   10.00
650,001 - 700,000                    5.07
700,001 - 750,000                    3.13
750,001 - 800,000                    6.63
800,001 - 850,000                    2.41
850,001 - 900,000                    2.87
950,001 - 1,000,000                 15.86
1,000,001 - 1,500,000                2.56
TOTAL:                             100.00%

Average: $533,883.12
Lowest: $97,000.00
Highest: $1,300,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.10%
100,001 - 150,000                    0.55
150,001 - 200,000                    2.09
200,001 - 250,000                    2.43
250,001 - 300,000                    2.67
300,001 - 350,000                    3.49
350,001 - 400,000                    0.78
400,001 - 450,000                    7.30
450,001 - 500,000                   10.21
500,001 - 550,000                   10.04
550,001 - 600,000                   11.79
600,001 - 650,000                   10.65
650,001 - 700,000                    5.07
700,001 - 750,000                    3.13
750,001 - 800,000                    6.63
800,001 - 850,000                    1.77
850,001 - 900,000                    2.87
950,001 - 1,000,000                 15.86
1,000,001 - 1,500,000                2.56
TOTAL:                             100.00%

Average: $530,400.29
Lowest: $97,000.00
Highest: $1,300,000.00

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.500                                1.58%
5.625                                5.33
5.750                               22.50
5.875                               30.49
6.000                               23.59
6.125                                7.85
6.250                                6.07
6.375                                1.53
6.500                                1.07
TOTAL:                             100.00%

W.A.: 5.914
Lowest: 5.500
Highest: 6.500

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            4.21%
750 - 799                           41.45
700 - 749                           40.62
650 - 699                           13.73
TOTAL:                             100.00%

W.A.: 744
Lowest: 660
Highest: 809

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            41.45%
C/O Refi                            33.83
R/T Refi                            24.08
C/O Refi - HI                        0.64
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             2.56%
Condo - High                         1.32
Condo - Low                          6.35
SFR                                 89.77
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          38.36%
Maryland                             7.30
Virginia                             5.76
Florida                              5.41
New York                             5.16
Other                               38.01
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            47.28%
Southern                            52.72
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
20854                                1.67%
92130                                1.38
91739                                1.20
92657                                1.17
91423                                1.11
20147                                1.08
Other                               92.38
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             95.32%
Secondary                            4.68
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Asset Only                         100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
15.01 - 20.00                        0.96%
20.01 - 25.00                        0.16
25.01 - 30.00                        1.65
30.01 - 35.00                        0.80
35.01 - 40.00                        1.67
40.01 - 45.00                        3.00
45.01 - 50.00                        3.86
50.01 - 55.00                        1.46
55.01 - 60.00                        8.60
60.01 - 65.00                       14.75
65.01 - 70.00                       13.27
70.01 - 75.00                       15.29
75.01 - 80.00                       34.22
80.01 - 85.00                        0.12
90.01 - 95.00                        0.20
TOTAL:                             100.00%

W.A.: 67.42%
Lowest: 18.00%
Highest: 95.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
15.01 - 20.00                        1.08%
20.01 - 25.00                        0.16
25.01 - 30.00                        1.65
30.01 - 35.00                        0.80
35.01 - 40.00                        1.67
40.01 - 45.00                        3.65
45.01 - 50.00                        3.86
50.01 - 55.00                        1.46
55.01 - 60.00                        7.95
60.01 - 65.00                       14.75
65.01 - 70.00                       13.27
70.01 - 75.00                       15.17
75.01 - 80.00                       34.22
80.01 - 85.00                        0.12
90.01 - 95.00                        0.20
TOTAL:                             100.00%

W.A.: 67.20%
Lowest: 18.00%
Highest: 95.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
Amerin                               0.20%
NONE                                99.68
PMIC                                 0.12
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
355 - 360                          100.00%
TOTAL:                             100.00%

W.A.: 357.5 months
Lowest: 355 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                              100.00%
TOTAL:                             100.00%

W.A.: 2.5 months
Lowest: 1 months
Highest: 5 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Wells Fargo                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                 61.46%
180                                 38.54
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                           GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2006-1
                                     100% IO

                               JAN 18, 2006 13:47

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $25,706,762.69
Total Orig. Bal.: $25,723,873.00
Loan Count: 62
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $414,625.20
Avg. Orig. Balance: $414,901.18
% Conforming: 21.04%
W.A. FICO: 762
W.A. Orig. LTV: 64.36%
W.A. Cut-Off LTV: 64.32%
Earliest Orig. Date: 2005-08-05
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.9182%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.6682%
W.A. Pass-Through Rate: 5.6682%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 357.7 months
W.A. Age: 2.3 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 64.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.03%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
100,001 - 150,000                    0.95%
150,001 - 200,000                    1.52
200,001 - 250,000                    3.51
250,001 - 300,000                    4.29
300,001 - 350,000                    7.99
350,001 - 400,000                    2.79
400,001 - 450,000                   18.46
450,001 - 500,000                   38.75
500,001 - 550,000                   14.61
550,001 - 600,000                    2.33
600,001 - 650,000                    4.81
TOTAL:                             100.00%

Average: $414,901.18
Lowest: $119,000.00
Highest: $625,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
100,001 - 150,000                    0.95%
150,001 - 200,000                    1.52
200,001 - 250,000                    3.51
250,001 - 300,000                    4.29
300,001 - 350,000                    7.99
350,001 - 400,000                    2.79
400,001 - 450,000                   18.46
450,001 - 500,000                   38.75
500,001 - 550,000                   14.61
550,001 - 600,000                    2.33
600,001 - 650,000                    4.81
TOTAL:                             100.00%

Average: $414,625.20
Lowest: $119,000.00
Highest: $625,000.00

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.375                                1.75%
5.500                                0.95
5.750                               23.56
5.875                               32.49
6.000                               24.56
6.125                                9.71
6.250                                3.92
6.375                                3.06
TOTAL:                             100.00%

W.A.: 5.918
Lowest: 5.375
Highest: 6.375

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            3.41%
750 - 799                           67.08
700 - 749                           29.51
TOTAL:                             100.00%

W.A.: 762
Lowest: 707
Highest: 803

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
C/O Refi                            48.85%
Purchase                            29.57
R/T Refi                            21.58
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
Condo - High                         5.17%
Condo - Low                          2.49
SFR                                 92.34
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          43.22%
Virginia                            14.60
Florida                              7.20
Maryland                             6.91
District of Columbia                 5.89
Other                               22.18
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            46.74%
Southern                            53.26
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
91362                                4.03%
22101                                3.85
92009                                2.43
98105                                2.38
20003                                2.14
94583                                2.14
Other                               83.02
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             99.14%
Secondary                            0.86
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
AUS                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
20.01 - 25.00                        1.33%
30.01 - 35.00                        3.29
35.01 - 40.00                        4.00
40.01 - 45.00                        1.39
45.01 - 50.00                        5.04
50.01 - 55.00                        6.04
55.01 - 60.00                       19.26
60.01 - 65.00                       13.03
65.01 - 70.00                        6.04
70.01 - 75.00                       11.18
75.01 - 80.00                       29.42
TOTAL:                             100.00%

W.A.: 64.36%
Lowest: 22.73%
Highest: 80.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
20.01 - 25.00                        1.33%
30.01 - 35.00                        3.29
35.01 - 40.00                        4.00
40.01 - 45.00                        1.39
45.01 - 50.00                        5.04
50.01 - 55.00                        6.04
55.01 - 60.00                       19.26
60.01 - 65.00                       13.03
65.01 - 70.00                        6.04
70.01 - 75.00                       11.18
75.01 - 80.00                       29.42
TOTAL:                             100.00%

W.A.: 64.32%
Lowest: 22.73%
Highest: 80.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
NONE                               100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
355 - 360                          100.00%
TOTAL:                             100.00%

W.A.: 357.7 months
Lowest: 356 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                              100.00%
TOTAL:                             100.00%

W.A.: 2.3 months
Lowest: 1 months
Highest: 4 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Wells Fargo                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                 57.91%
180                                 42.09
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2006-1
                                    100% IO

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $207,795,511.34
Total Orig. Bal.: $208,607,003.26
Loan Count: 420
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $494,751.22
Avg. Orig. Balance: $496,683.34
% Conforming: 14.87%
W.A. FICO: 745
W.A. Orig. LTV: 69.51%
W.A. Cut-Off LTV: 69.36%
Earliest Orig. Date: 2005-05-27
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.9190%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.6690%
W.A. Pass-Through Rate: 5.6690%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 357.5 months
W.A. Age: 2.5 months
% OLTV over 80: 0.49%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.49%
W.A. MI Coverage: 19.27%
W.A. MI Adjusted COLTV: 69.27%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.03%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.13%
100,001 - 150,000                    0.98
150,001 - 200,000                    2.17
200,001 - 250,000                    2.49
250,001 - 300,000                    3.21
300,001 - 350,000                    4.60
350,001 - 400,000                    2.15
400,001 - 450,000                    8.94
450,001 - 500,000                   14.00
500,001 - 550,000                   10.07
550,001 - 600,000                   10.35
600,001 - 650,000                    9.68
650,001 - 700,000                    3.90
700,001 - 750,000                    3.19
750,001 - 800,000                    4.11
800,001 - 850,000                    3.09
850,001 - 900,000                    3.41
950,001 - 1,000,000                  8.61
1,000,001 - 1,500,000                4.93
TOTAL:                             100.00%

Average: $496,683.34
Lowest: $85,000.00
Highest: $1,452,500.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.13%
100,001 - 150,000                    1.04
150,001 - 200,000                    2.17
200,001 - 250,000                    2.49
250,001 - 300,000                    3.21
300,001 - 350,000                    4.60
350,001 - 400,000                    2.15
400,001 - 450,000                    9.09
450,001 - 500,000                   14.00
500,001 - 550,000                    9.87
550,001 - 600,000                   10.35
600,001 - 650,000                    9.97
650,001 - 700,000                    3.90
700,001 - 750,000                    3.19
750,001 - 800,000                    4.11
800,001 - 850,000                    2.80
850,001 - 900,000                    3.41
950,001 - 1,000,000                  8.61
1,000,001 - 1,500,000                4.93
TOTAL:                             100.00%

Average: $494,751.22
Lowest: $84,900.00
Highest: $1,449,489.80

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.375                                0.41%
5.500                                1.66
5.625                                4.30
5.750                               21.04
5.875                               31.06
6.000                               23.23
6.125                                9.77
6.250                                6.29
6.375                                1.53
6.500                                0.73
TOTAL:                             100.00%

W.A.: 5.919
Lowest: 5.375
Highest: 6.500

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            4.55%
750 - 799                           45.66
700 - 749                           36.02
650 - 699                           13.77
TOTAL:                             100.00%

W.A.: 745
Lowest: 660
Highest: 816

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            45.34%
C/O Refi                            32.88
R/T Refi                            21.48
C/O Refi - HI                        0.29
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             1.36%
Condo - High                         1.43
Condo - Low                          6.05
PUD Detached                         1.23
SFR                                 89.92
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          33.76%
Virginia                             9.98
Maryland                             8.39
Florida                              5.22
Washington                           4.82
Other                               37.82
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            52.50%
Southern                            47.50
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
20147                                1.03%
92130                                0.93
94062                                0.89
94301                                0.78
92009                                0.77
20854                                0.76
Other                               94.85
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             95.10%
Secondary                            4.90
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Asset Only                          45.18%
Full                                41.72
AUS                                 12.37
Income Only                          0.40
Stated Inc/Voa                       0.34
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
15.01 - 20.00                        0.43%
20.01 - 25.00                        0.73
25.01 - 30.00                        0.75
30.01 - 35.00                        0.81
35.01 - 40.00                        1.34
40.01 - 45.00                        2.07
45.01 - 50.00                        2.42
50.01 - 55.00                        2.85
55.01 - 60.00                        8.12
60.01 - 65.00                        9.90
65.01 - 70.00                       13.76
70.01 - 75.00                       13.41
75.01 - 80.00                       42.92
80.01 - 85.00                        0.25
85.01 - 90.00                        0.15
90.01 - 95.00                        0.09
TOTAL:                             100.00%

W.A.: 69.51%
Lowest: 18.00%
Highest: 95.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
15.01 - 20.00                        0.49%
20.01 - 25.00                        0.73
25.01 - 30.00                        0.75
30.01 - 35.00                        0.81
35.01 - 40.00                        1.34
40.01 - 45.00                        2.36
45.01 - 50.00                        2.66
50.01 - 55.00                        2.62
55.01 - 60.00                        7.83
60.01 - 65.00                       10.72
65.01 - 70.00                       13.13
70.01 - 75.00                       13.59
75.01 - 80.00                       42.49
80.01 - 85.00                        0.25
85.01 - 90.00                        0.15
90.01 - 95.00                        0.09
TOTAL:                             100.00%

W.A.: 69.36%
Lowest: 18.00%
Highest: 95.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
Amerin                               0.09%
NONE                                99.51
PMIC                                 0.25
UGRIC                                0.15
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
349 - 354                            0.49%
355 - 360                           99.51
TOTAL:                             100.00%

W.A.: 357.5 months
Lowest: 353 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               99.80%
7 - 12                               0.20
TOTAL:                             100.00%

W.A.: 2.5 months
Lowest: 1 months
Highest: 7 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Wells Fargo                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                 67.84%
180                                 32.16
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2006-1
                                     100% IO

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $86,688,848.33
Total Orig. Bal.: $86,863,318.26
Loan Count: 178
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $487,016.00
Avg. Orig. Balance: $487,996.17
% Conforming: 16.33%
W.A. FICO: 742
W.A. Orig. LTV: 73.30%
W.A. Cut-Off LTV: 73.17%
Earliest Orig. Date: 2005-05-27
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.9267%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.6767%
W.A. Pass-Through Rate: 5.6767%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 357.5 months
W.A. Age: 2.5 months
% OLTV over 80: 0.83%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.83%
W.A. MI Coverage: 17.60%
W.A. MI Adjusted COLTV: 73.04%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.86%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.21%
100,001 - 150,000                    1.60
150,001 - 200,000                    2.49
200,001 - 250,000                    2.29
250,001 - 300,000                    3.54
300,001 - 350,000                    4.88
350,001 - 400,000                    3.03
400,001 - 450,000                    7.42
450,001 - 500,000                   11.02
500,001 - 550,000                    8.93
550,001 - 600,000                   11.34
600,001 - 650,000                   10.93
650,001 - 700,000                    3.05
700,001 - 750,000                    4.25
750,001 - 800,000                    2.68
800,001 - 850,000                    4.79
850,001 - 900,000                    5.06
950,001 - 1,000,000                  3.45
1,000,001 - 1,500,000                9.04
TOTAL:                             100.00%

Average: $487,996.17
Lowest: $85,000.00
Highest: $1,452,500.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.21%
100,001 - 150,000                    1.60
150,001 - 200,000                    2.49
200,001 - 250,000                    2.29
250,001 - 300,000                    3.54
300,001 - 350,000                    4.88
350,001 - 400,000                    3.03
400,001 - 450,000                    7.90
450,001 - 500,000                   11.02
500,001 - 550,000                    8.46
550,001 - 600,000                   11.34
600,001 - 650,000                   10.93
650,001 - 700,000                    3.05
700,001 - 750,000                    4.25
750,001 - 800,000                    2.68
800,001 - 850,000                    4.79
850,001 - 900,000                    5.06
950,001 - 1,000,000                  3.45
1,000,001 - 1,500,000                9.04
TOTAL:                             100.00%

Average: $487,016.00
Lowest: $84,900.00
Highest: $1,449,489.80

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.375                                0.46%
5.500                                1.18
5.625                                4.54
5.750                               19.07
5.875                               31.80
6.000                               22.40
6.125                               11.53
6.250                                7.33
6.375                                1.11
6.500                                0.59
TOTAL:                             100.00%

W.A.: 5.927
Lowest: 5.375
Highest: 6.500

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            5.33%
750 - 799                           43.87
700 - 749                           32.65
650 - 699                           18.15
TOTAL:                             100.00%

W.A.: 742
Lowest: 662
Highest: 816

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            54.23%
C/O Refi                            27.25
R/T Refi                            18.52
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             0.50%
Condo - High                         0.47
Condo - Low                          6.89
PUD Detached                         2.96
SFR                                 89.18
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          26.57%
Virginia                            13.36
Maryland                            10.16
Washington                           7.07
Georgia                              5.04
Other                               37.81
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA    PERCENT
Northern                            63.45%
Southern                            36.55
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
94301                                1.86%
33064                                1.67
30327                                1.61
10031                                1.56
94941                                1.55
91436                                1.44
Other                               90.30
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             93.57%
Secondary                            6.43
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Full                               100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
20.01 - 25.00                        1.18%
30.01 - 35.00                        0.10
35.01 - 40.00                        0.22
40.01 - 45.00                        1.30
45.01 - 50.00                        0.14
50.01 - 55.00                        3.46
55.01 - 60.00                        4.45
60.01 - 65.00                        3.89
65.01 - 70.00                       15.57
70.01 - 75.00                       12.28
75.01 - 80.00                       56.59
80.01 - 85.00                        0.47
85.01 - 90.00                        0.36
TOTAL:                             100.00%

W.A.: 73.30%
Lowest: 23.86%
Highest: 88.03%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
20.01 - 25.00                        1.18%
30.01 - 35.00                        0.10
35.01 - 40.00                        0.22
40.01 - 45.00                        1.30
45.01 - 50.00                        0.70
50.01 - 55.00                        2.90
55.01 - 60.00                        4.45
60.01 - 65.00                        5.05
65.01 - 70.00                       14.87
70.01 - 75.00                       12.84
75.01 - 80.00                       55.55
80.01 - 85.00                        0.47
85.01 - 90.00                        0.36
TOTAL:                             100.00%

W.A.: 73.17%
Lowest: 23.86%
Highest: 88.03%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
NONE                                99.17%
PMIC                                 0.47
UGRIC                                0.36
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
349 - 354                            1.17%
355 - 360                           98.83
TOTAL:                             100.00%

W.A.: 357.5 months
Lowest: 353 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               99.52%
7 - 12                               0.48
TOTAL:                             100.00%

W.A.: 2.5 months
Lowest: 1 months
Highest: 7 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Wells Fargo                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                 77.14%
180                                 22.86
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                           CERTIFICATES, SERIES 2006-1
                              100% IO - WELLS FARGO

                               JAN 19, 2006 21:00

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $822,500.00
Total Orig. Bal.: $822,500.00
Loan Count: 2
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $411,250.00
Avg. Orig. Balance: $411,250.00
% Conforming: 46.50%
W.A. FICO: 731
W.A. Orig. LTV: 74.56%
W.A. Cut-Off LTV: 74.56%
Earliest Orig. Date: 2005-10-11
Latest Maturity Date: 2035-11-01
W.A. Gross Coupon: 6.0669%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.8169%
W.A. Pass-Through Rate: 5.8169%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 358.0 months
W.A. Age: 2.0 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 74.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 53.50%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
350,001 - 400,000                   46.50%
400,001 - 450,000                   53.50
TOTAL:                             100.00%

Average: $411,250.00
Lowest: $382,500.00
Highest: $440,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
350,001 - 400,000                   46.50%
400,001 - 450,000                   53.50
TOTAL:                             100.00%

Average: $411,250.00
Lowest: $382,500.00
Highest: $440,000.00

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
6.000                               46.50%
6.125                               53.50
TOTAL:                             100.00%

W.A.: 6.067
Lowest: 6.000
Highest: 6.125

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
700 - 749                          100.00%
TOTAL:                             100.00%

W.A.: 731
Lowest: 722
Highest: 742

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
R/T Refi                            53.50%
C/O Refi                            46.50
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
SFR                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
Utah                                53.50%
New Jersey                          46.50
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
84065                               53.50%
07040                               46.50
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                            100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Income Only                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
65.01 - 70.00                       46.50%
75.01 - 80.00                       53.50
TOTAL:                             100.00%

W.A.: 74.56%
Lowest: 68.30%
Highest: 80.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
65.01 - 70.00                       46.50%
75.01 - 80.00                       53.50
TOTAL:                             100.00%

W.A.: 74.56%
Lowest: 68.30%
Highest: 80.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
NONE                               100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
355 - 360                          100.00%
TOTAL:                             100.00%

W.A.: 358.0 months
Lowest: 358 months
Highest: 358 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                              100.00%
TOTAL:                             100.00%

W.A.: 2.0 months
Lowest: 2 months
Highest: 2 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Wells Fargo                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2006-1
                                     100% IO

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $696,549.19
Total Orig. Bal.: $700,000.00
Loan Count: 1
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $696,549.19
Avg. Orig. Balance: $700,000.00
% Conforming: 0.00%
W.A. FICO: 797
W.A. Orig. LTV: 65.12%
W.A. Cut-Off LTV: 64.80%
Earliest Orig. Date: 2005-07-27
Latest Maturity Date: 2035-08-01
W.A. Gross Coupon: 5.5000%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.2500%
W.A. Pass-Through Rate: 5.2500%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 355.0 months
W.A. Age: 5.0 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 64.80%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 100.00%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
650,001 - 700,000                  100.00%
TOTAL:                             100.00%

Average: $700,000.00
Lowest: $700,000.00
Highest: $700,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
650,001 - 700,000                  100.00%
TOTAL:                             100.00%

Average: $696,549.19
Lowest: $696,549.19
Highest: $696,549.19

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.500                              100.00%
TOTAL:                             100.00%

W.A.: 5.500
Lowest: 5.500
Highest: 5.500

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
750 - 799                          100.00%
TOTAL:                             100.00%

W.A.: 797
Lowest: 797
Highest: 797

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                           100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
SFR                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
New York                           100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
10520                              100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                            100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Stated Inc/Voa                     100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
65.01 - 70.00                      100.00%
TOTAL:                             100.00%

W.A.: 65.12%
Lowest: 65.12%
Highest: 65.12%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
60.01 - 65.00                      100.00%
TOTAL:                             100.00%

W.A.: 64.80%
Lowest: 64.80%
Highest: 64.80%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
NONE                               100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
355 - 360                          100.00%
TOTAL:                             100.00%

W.A.: 355.0 months
Lowest: 355 months
Highest: 355 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                              100.00%
TOTAL:                             100.00%

W.A.: 5.0 months
Lowest: 5 months
Highest: 5 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Wells Fargo                        100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                           CERTIFICATES, SERIES 2006-1
                                  CROSSED GROUP

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $482,144,195.05
Total Orig. Bal.: $483,268,284.26
Loan Count: 899
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $536,311.67
Avg. Orig. Balance: $537,562.05
% Conforming: 14.87%
W.A. FICO: 743
W.A. Orig. LTV: 68.17%
W.A. Cut-Off LTV: 68.02%
Earliest Orig. Date: 2004-11-04
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.9256%
W.A. Servicing Fee: 0.2604%
W.A. Net Coupon: 5.6653%
W.A. Pass-Through Rate: 5.6653%
W.A. Orig. Term: 359.2 months
W.A. Rem. Term: 356.4 months
W.A. Age: 2.7 months
% OLTV over 80: 0.93%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.93%
W.A. MI Coverage: 22.06%
W.A. MI Adjusted COLTV: 67.84%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.09%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.25%
% IO: 55.66%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.10%
100,001 - 150,000                    0.61
150,001 - 200,000                    1.58
200,001 - 250,000                    1.54
250,001 - 300,000                    2.13
300,001 - 350,000                    2.75
350,001 - 400,000                    3.21
400,001 - 450,000                   12.61
450,001 - 500,000                   15.89
500,001 - 550,000                   10.52
550,001 - 600,000                    6.17
600,001 - 650,000                    6.27
650,001 - 700,000                    2.24
700,001 - 750,000                    1.98
750,001 - 800,000                    2.75
800,001 - 850,000                    2.92
850,001 - 900,000                    2.20
900,001 - 950,000                    0.19
950,001 - 1,000,000                  9.87
1,000,001 - 1,500,000               12.97
>= 1,500,001                         1.51
TOTAL:                             100.00%

Average: $537,562.05
Lowest: $85,000.00
Highest: $3,500,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                    55.66%
30 YR FIXED                         43.41
20 YR FIXED                          0.60
26 YR FIXED                          0.13
29 YR FIXED                          0.11
27 YR FIXED                          0.09
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.10%
100,001 - 150,000                    0.61
150,001 - 200,000                    1.58
200,001 - 250,000                    1.54
250,001 - 300,000                    2.13
300,001 - 350,000                    2.75
350,001 - 400,000                    3.29
400,001 - 450,000                   12.62
450,001 - 500,000                   15.99
500,001 - 550,000                   10.33
550,001 - 600,000                    6.17
600,001 - 650,000                    6.27
650,001 - 700,000                    2.24
700,001 - 750,000                    1.98
750,001 - 800,000                    2.75
800,001 - 850,000                    2.92
850,001 - 900,000                    2.38
900,001 - 950,000                    0.19
950,001 - 1,000,000                  9.68
1,000,001 - 1,500,000               12.97
>= 1,500,001                         1.51
TOTAL:                             100.00%

Average: $536,311.67
Lowest: $80,170.81
Highest: $3,490,684.80

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.000                                0.21%
5.125                                0.31
5.250                                0.62
5.375                                0.69
5.500                                3.00
5.625                                4.92
5.750                               17.01
5.875                               30.03
5.890                                0.09
5.990                                0.38
6.000                               21.43
6.125                               10.69
6.250                                6.18
6.375                                1.28
6.500                                1.59
6.625                                0.93
6.750                                0.08
6.875                                0.53
7.000                                0.03
TOTAL:                             100.00%

W.A.: 5.926
Lowest: 5.000
Highest: 7.000

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            5.40%
750 - 799                           44.35
700 - 749                           31.41
650 - 699                           17.44
600 - 649                            1.25
N/A                                  0.16
TOTAL:                             100.00%

W.A.: 743
Lowest: 620
Highest: 816

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            45.01%
C/O Refi                            31.21
R/T Refi                            23.55
C/O Refi - HI                        0.23
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             0.44%
Condo                                1.42
Condo - High                         1.04
Condo - Low                          4.04
Condo - Mid                          0.09
Cooperative                          0.79
PUD                                  2.23
PUD Attached                         0.57
PUD Detached                         4.50
SFR                                 84.46
Townhouse                            0.43
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          40.37%
Virginia                            10.58
New York                             7.20
Maryland                             5.57
Washington                           4.92
Other                               31.36
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            49.43%
Southern                            50.57
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
22207                                1.25%
22101                                1.19
20007                                1.08
94611                                0.83
20815                                0.72
Other                               94.94
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             96.65%
Secondary                            3.35
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                   99.91%
Y                                    0.09
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Full                                36.72%
AUS                                 19.64
Asset Only                          16.97
Full/Alt                             6.54
Standard                             5.25
Stated Inc/Voa                       3.34
Low                                  2.98
Limited                              2.56
Streamline                           1.45
FAD(Full or Alt or AUS)              1.43
Fast App. (Full)                     1.02
Income Only                          1.01
NIV                                  0.47
Full/No Ratio                        0.37
Rapid                                0.17
Reduced                              0.10
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
20.01 - 25.00                       0.53%
25.01 - 30.00                        0.66
30.01 - 35.00                        1.43
35.01 - 40.00                        2.46
40.01 - 45.00                        1.37
45.01 - 50.00                        3.00
50.01 - 55.00                        6.49
55.01 - 60.00                        7.36
60.01 - 65.00                       11.05
65.01 - 70.00                       15.60
70.01 - 75.00                       12.10
75.01 - 80.00                       37.02
80.01 - 85.00                        0.24
85.01 - 90.00                        0.63
90.01 - 95.00                        0.07
TOTAL:                            100.00%

W.A.: 68.17%
Lowest: 20.53%
Highest: 95.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
15.01 - 20.00                        0.02%
20.01 - 25.00                        0.51
25.01 - 30.00                        0.66
30.01 - 35.00                        1.43
35.01 - 40.00                        2.46
40.01 - 45.00                        1.37
45.01 - 50.00                        3.10
50.01 - 55.00                        6.52
55.01 - 60.00                        7.59
60.01 - 65.00                       11.58
65.01 - 70.00                       15.24
70.01 - 75.00                       12.00
75.01 - 80.00                       36.60
80.01 - 85.00                        0.24
85.01 - 90.00                        0.63
90.01 - 95.00                        0.07
TOTAL:                             100.00%

W.A.: 68.02%
Lowest: 19.36%
Highest: 95.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
Amerin                               0.04%
CMAC                                 0.07
GEMIC/Amerin                         0.07
MGIC                                 0.14
NONE                                99.07
PMIC                                 0.32
RGIC                                 0.16
RMIC                                 0.03
UGRIC                                0.10
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
240                                  0.60%
312                                  0.13
324                                  0.09
353                                  0.11
360                                 99.07
TOTAL:                             100.00%

W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
181 - 228                            0.02%
235 - 240                            0.58
301 - 342                            0.22
349 - 354                            3.77
355 - 360                           95.42
TOTAL:                             100.00%

W.A.: 356.4 months
Lowest: 227 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               99.22%
7 - 12                               0.76
13 - 18                              0.02
TOTAL:                             100.00%

W.A.: 2.7 months
Lowest: 1 months
Highest: 13 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Bank of America                      2.41%
GMAC                                 3.11
NatCity                             10.10
PHH/Cendant                          0.09
RFC                                 13.02
SunTrust                             1.89
Wells Fargo                         56.54
WAMU                                12.85
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
0                                   44.34%
120                                 49.17
180                                  6.48
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                           CERTIFICATES, SERIES 2006-1
                                     GROUP 1

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $267,328,659.15
Total Orig. Bal.: $268,048,799.00
Loan Count: 438
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $610,339.40
Avg. Orig. Balance: $611,983.56
% Conforming: 9.00%
W.A. FICO: 742
W.A. Orig. LTV: 66.68%
W.A. Cut-Off LTV: 66.50%
Earliest Orig. Date: 2004-11-04
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.9454%
W.A. Servicing Fee: 0.2542%
W.A. Net Coupon: 5.6912%
W.A. Pass-Through Rate: 5.6912%
W.A. Orig. Term: 358.5 months
W.A. Rem. Term: 355.9 months
W.A. Age: 2.6 months
% OLTV over 80: 0.56%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.56%
W.A. MI Coverage: 21.71%
W.A. MI Adjusted COLTV: 66.40%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.17%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.94%
% IO: 20.02%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.03%
150,001 - 200,000                    0.54
200,001 - 250,000                    0.15
250,001 - 300,000                    1.22
300,001 - 350,000                    1.38
350,001 - 400,000                    1.88
400,001 - 450,000                   15.04
450,001 - 500,000                   17.29
500,001 - 550,000                   11.35
550,001 - 600,000                    4.35
600,001 - 650,000                    3.74
650,001 - 700,000                    1.27
700,001 - 750,000                    1.65
750,001 - 800,000                    1.74
800,001 - 850,000                    3.09
850,001 - 900,000                    1.32
950,001 - 1,000,000                  9.69
1,000,001 - 1,500,000               21.54
>= 1,500,001                         2.72
TOTAL:                             100.00%

Average: $611,983.56
Lowest: $85,000.00
Highest: $3,500,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED                         78.30%
30 YR FIXED - IO                    20.02
20 YR FIXED                          1.08
26 YR FIXED                          0.23
29 YR FIXED                          0.20
27 YR FIXED                          0.16
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.03%
150,001 - 200,000                    0.54
200,001 - 250,000                    0.15
250,001 - 300,000                    1.22
300,001 - 350,000                    1.38
350,001 - 400,000                    2.03
400,001 - 450,000                   14.89
450,001 - 500,000                   17.48
500,001 - 550,000                   11.16
550,001 - 600,000                    4.35
600,001 - 650,000                    3.74
650,001 - 700,000                    1.27
700,001 - 750,000                    1.65
750,001 - 800,000                    1.74
800,001 - 850,000                    3.09
850,001 - 900,000                    1.32
950,001 - 1,000,000                  9.69
1,000,001 - 1,500,000               21.54
>= 1,500,001                         2.72
TOTAL:                             100.00%

Average: $610,339.40
Lowest: $80,170.81
Highest: $3,490,684.80

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.000                                0.37%
5.125                                0.56
5.250                                0.74
5.375                                0.92
5.500                                2.32
5.625                                5.20
5.750                               15.58
5.875                               29.75
5.890                                0.15
5.990                                0.14
6.000                               18.46
6.125                               11.29
6.250                                7.26
6.375                                1.72
6.500                                2.68
6.625                                1.68
6.750                                0.15
6.875                                0.96
7.000                                0.06
TOTAL:                             100.00%

W.A.: 5.945
Lowest: 5.000
Highest: 7.000

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            4.85%
750 - 799                           46.05
700 - 749                           27.46
650 - 699                           19.12
600 - 649                            2.25
N/A                                  0.28
TOTAL:                             100.00%

W.A.: 742
Lowest: 620
Highest: 808

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            43.48%
C/O Refi                            31.15
R/T Refi                            24.95
C/O Refi - HI                        0.41
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             0.13%
Condo                                2.06
Condo - High                         0.93
Condo - Low                          3.91
Condo - Mid                          0.17
Cooperative                          1.43
PUD                                  1.68
PUD Attached                         0.34
PUD Detached                         2.42
SFR                                 86.95
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          44.72%
New York                            11.67
Washington                           5.23
Virginia                             4.44
Massachusetts                        4.00
Other                               29.94
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            49.49%
Southern                            50.51
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
20007                                1.94%
94611                                1.49
06840                                1.03
94024                                0.95
94957                                0.93
Other                               93.65
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             95.35%
Secondary                            4.65
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                   99.83%
Y                                    0.17
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
AUS                                 30.60%
Full                                24.97
Asset Only                          12.80
Full/Alt                             8.02
Low                                  5.38
Limited                              4.62
Stated Inc/Voa                       4.30
Standard                             4.21
Streamline                           2.62
Income Only                          1.51
Full/No Ratio                        0.50
Rapid                                0.30
Reduced                              0.19
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
20.01 - 25.00                        0.51%
25.01 - 30.00                        0.81
30.01 - 35.00                        2.32
35.01 - 40.00                        2.90
40.01 - 45.00                        0.95
45.01 - 50.00                        3.14
50.01 - 55.00                        7.57
55.01 - 60.00                        7.45
60.01 - 65.00                       12.79
65.01 - 70.00                       17.24
70.01 - 75.00                       14.06
75.01 - 80.00                       29.68
80.01 - 85.00                        0.14
85.01 - 90.00                        0.42
TOTAL:                             100.00%

W.A.: 66.68%
Lowest: 20.53%
Highest: 90.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
15.01 - 20.00                        0.03%
20.01 - 25.00                        0.48
25.01 - 30.00                        0.81
30.01 - 35.00                        2.32
35.01 - 40.00                        2.90
40.01 - 45.00                        0.95
45.01 - 50.00                        3.14
50.01 - 55.00                        7.57
55.01 - 60.00                        7.62
60.01 - 65.00                       13.24
65.01 - 70.00                       17.43
70.01 - 75.00                       13.69
75.01 - 80.00                       29.25
80.01 - 85.00                        0.14
85.01 - 90.00                        0.42
TOTAL:                             100.00%

W.A.: 66.50%
Lowest: 19.36%
Highest: 89.62%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
MGIC                                 0.25%
NONE                                99.44
PMIC                                 0.14
UGRIC                                0.17
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
240                                  1.08%
312                                  0.23
324                                  0.16
353                                  0.20
360                                 98.32
TOTAL:                             100.00%

W.A.: 358.5 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
181 - 228                            0.03%
235 - 240                            1.05
301 - 342                            0.39
349 - 354                            2.23
355 - 360                           96.29
TOTAL:                             100.00%

W.A.: 355.9 months
Lowest: 227 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               99.67%
7 - 12                               0.30
13 - 18                              0.03
TOTAL:                             100.00%

W.A.: 2.6 months
Lowest: 1 months
Highest: 13 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
Bank of America                      4.34%
GMAC                                 0.35
NatCity                             12.82
PHH/Cendant                          0.15
RFC                                  5.28
Wells Fargo                         53.88
WAMU                                23.17
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
0                                   79.98%
120                                  8.33
180                                 11.69
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                           CERTIFICATES, SERIES 2006-1
                                     GROUP 2

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $114,603,543.86
Total Orig. Bal.: $114,954,523.26
Loan Count: 232
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $493,980.79
Avg. Orig. Balance: $495,493.63
% Conforming: 19.32%
W.A. FICO: 744
W.A. Orig. LTV: 70.98%
W.A. Cut-Off LTV: 70.79%
Earliest Orig. Date: 2005-04-15
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.9097%
W.A. Servicing Fee: 0.2838%
W.A. Net Coupon: 5.6258%
W.A. Pass-Through Rate: 5.6258%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 357.0 months
W.A. Age: 3.0 months
% OLTV over 80: 0.97%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.97%
W.A. MI Coverage: 16.68%
W.A. MI Adjusted COLTV: 70.65%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.16%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.16%
100,001 - 150,000                    1.21
150,001 - 200,000                    2.02
200,001 - 250,000                    2.64
250,001 - 300,000                    2.95
300,001 - 350,000                    4.32
350,001 - 400,000                    4.58
400,001 - 450,000                    7.85
450,001 - 500,000                   11.72
500,001 - 550,000                   10.86
550,001 - 600,000                    8.14
600,001 - 650,000                   11.56
650,001 - 700,000                    1.76
700,001 - 750,000                    1.94
750,001 - 800,000                    4.79
800,001 - 850,000                    3.62
850,001 - 900,000                    4.60
900,001 - 950,000                    0.82
950,001 - 1,000,000                 11.14
1,000,001 - 1,500,000                3.35
TOTAL:                             100.00%

Average: $495,493.63
Lowest: $85,000.00
Highest: $1,452,500.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.16%
100,001 - 150,000                    1.21
150,001 - 200,000                    2.02
200,001 - 250,000                    2.64
250,001 - 300,000                    2.95
300,001 - 350,000                    4.32
350,001 - 400,000                    4.58
400,001 - 450,000                    8.21
450,001 - 500,000                   11.72
500,001 - 550,000                   10.50
550,001 - 600,000                    8.14
600,001 - 650,000                   11.56
650,001 - 700,000                    1.76
700,001 - 750,000                    1.94
750,001 - 800,000                    4.79
800,001 - 850,000                    3.62
850,001 - 900,000                    5.37
900,001 - 950,000                    0.82
950,001 - 1,000,000                 10.37
1,000,001 - 1,500,000                3.35
TOTAL:                             100.00%

Average: $493,980.79
Lowest: $84,900.00
Highest: $1,449,489.80

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.250                                0.87%
5.375                                0.35
5.500                                3.11
5.625                                4.85
5.750                               17.56
5.875                               32.82
5.990                                1.26
6.000                               19.43
6.125                               12.03
6.250                                5.93
6.375                                1.35
6.500                                0.45
TOTAL:                             100.00%

W.A.: 5.910
Lowest: 5.250
Highest: 6.500

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            7.47%
750 - 799                           42.55
700 - 749                           34.75
650 - 699                           15.22
TOTAL:                             100.00%

W.A.: 744
Lowest: 662
Highest: 816

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            56.54%
C/O Refi                            26.52
R/T Refi                            16.93
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             0.38%
Condo - High                         1.33
Condo - Low                          5.05
PUD Attached                         1.62
PUD Detached                        11.31
SFR                                 78.51
Townhouse                            1.79
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
Virginia                            25.82%
California                          25.75
Maryland                            10.99
Washington                           5.28
Florida                              3.35
Other                               28.82
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            54.17%
Southern                            45.83
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
22101                                4.16%
22207                                3.58
20854                                2.00
20815                                1.70
20003                                1.45
Other                               87.11
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             98.36%
Secondary                            1.64
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Full                                95.70%
Fast App. (Full)                     4.30
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
20.01 - 25.00                        0.89%
30.01 - 35.00                        0.45
35.01 - 40.00                        2.28
40.01 - 45.00                        1.17
45.01 - 50.00                        2.33
50.01 - 55.00                        6.48
55.01 - 60.00                        5.30
60.01 - 65.00                        5.50
65.01 - 70.00                       12.68
70.01 - 75.00                        8.44
75.01 - 80.00                       53.51
80.01 - 85.00                        0.66
85.01 - 90.00                        0.18
90.01 - 95.00                        0.12
TOTAL:                             100.00%

W.A.: 70.98%
Lowest: 23.86%
Highest: 95.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
20.01 - 25.00                        0.89%
30.01 - 35.00                        0.45
35.01 - 40.00                        2.28
40.01 - 45.00                        1.17
45.01 - 50.00                        2.76
50.01 - 55.00                        6.06
55.01 - 60.00                        6.07
60.01 - 65.00                        6.44
65.01 - 70.00                       11.33
70.01 - 75.00                        8.87
75.01 - 80.00                       52.73
80.01 - 85.00                        0.66
85.01 - 90.00                        0.18
90.01 - 95.00                        0.12
TOTAL:                             100.00%

W.A.: 70.79%
Lowest: 23.86%
Highest: 94.03%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
CMAC                                 0.30%
GEMIC/Amerin                         0.31
NONE                                99.03
PMIC                                 0.36
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
349 - 354                            4.32%
355 - 360                           95.68
TOTAL:                             100.00%

W.A.: 357.0 months
Lowest: 352 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               98.14%
7 - 12                               1.86
TOTAL:                             100.00%

W.A.: 3.0 months
Lowest: 1 months
Highest: 8 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
RFC                                 42.44%
Wells Fargo                         57.56
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                            GLOBAL STRUCTURED FINANCE

           BANC OF AMERICA FUNDING CORPORATION, MORTGAGE PASS-THROUGH
                           CERTIFICATES, SERIES 2006-1
                                     GROUP 3

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $100,211,992.04
Total Orig. Bal.: $100,264,962.00
Loan Count: 229
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $437,606.95
Avg. Orig. Balance: $437,838.26
% Conforming: 25.44%
W.A. FICO: 744
W.A. Orig. LTV: 68.94%
W.A. Cut-Off LTV: 68.90%
Earliest Orig. Date: 2005-03-21
Latest Maturity Date: 2035-12-01
W.A. Gross Coupon: 5.8912%
W.A. Servicing Fee: 0.2500%
W.A. Net Coupon: 5.6412%
W.A. Pass-Through Rate: 5.6412%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 357.3 months
W.A. Age: 2.7 months
% OLTV over 80: 1.87%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 1.87%
W.A. MI Coverage: 25.50%
W.A. MI Adjusted COLTV: 68.47%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.58%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
50,001 - 100,000                     0.20%
100,001 - 150,000                    1.53
150,001 - 200,000                    3.87
200,001 - 250,000                    3.99
250,001 - 300,000                    3.60
300,001 - 350,000                    4.60
350,001 - 400,000                    5.19
400,001 - 450,000                   11.60
450,001 - 500,000                   16.91
500,001 - 550,000                    7.91
550,001 - 600,000                    8.77
600,001 - 650,000                    6.96
650,001 - 700,000                    5.38
700,001 - 750,000                    2.93
750,001 - 800,000                    3.11
800,001 - 850,000                    1.67
850,001 - 900,000                    1.79
950,001 - 1,000,000                  8.89
1,000,001 - 1,500,000                1.10
TOTAL:                             100.00%

Average: $437,838.26
Lowest: $97,000.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
50,001 - 100,000                     0.20%
100,001 - 150,000                    1.53
150,001 - 200,000                    3.87
200,001 - 250,000                    3.99
250,001 - 300,000                    3.60
300,001 - 350,000                    4.60
350,001 - 400,000                    5.19
400,001 - 450,000                   11.60
450,001 - 500,000                   16.91
500,001 - 550,000                    7.91
550,001 - 600,000                    8.77
600,001 - 650,000                    6.96
650,001 - 700,000                    5.38
700,001 - 750,000                    2.93
750,001 - 800,000                    3.11
800,001 - 850,000                    1.67
850,001 - 900,000                    1.79
950,001 - 1,000,000                  8.89
1,000,001 - 1,500,000                1.10
TOTAL:                             100.00%

Average: $437,606.95
Lowest: $97,000.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.375                                0.45%
5.500                                4.69
5.625                                4.28
5.750                               20.18
5.875                               27.60
6.000                               31.64
6.125                                7.57
6.250                                3.59
TOTAL:                             100.00%

W.A.: 5.891
Lowest: 5.375
Highest: 6.250

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                            4.51%
750 - 799                           41.86
700 - 749                           38.13
650 - 699                           15.50
TOTAL:                             100.00%

W.A.: 744
Lowest: 652
Highest: 816

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
C/O Refi                            36.72%
Purchase                            35.88
R/T Refi                            27.40
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
2-Family                             1.32%
Condo                                1.33
Condo - High                         0.99
Condo - Low                          3.24
PUD                                  6.24
PUD Detached                         2.24
SFR                                 84.64
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
California                          45.48%
Virginia                             9.55
Maryland                             4.50
Georgia                              3.86
Michigan                             3.78
Other                               32.84
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            46.20%
Southern                            53.80
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
98110                                1.58%
95125                                1.42
92024                                1.20
92657                                1.10
94925                                1.07
Other                               93.64
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                             98.14%
Secondary                            1.86
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Asset Only                          47.51%
Standard                            14.01
AUS                                 12.86
Full/Alt                            10.07
FAD(Full or Alt or AUS)              6.87
Stated Inc/Voa                       4.57
NIV                                  2.24
Income Only                          0.82
Full                                 0.60
Full/No Ratio                        0.46
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
20.01 - 25.00                        0.15%
25.01 - 30.00                        1.00
30.01 - 35.00                        0.15
35.01 - 40.00                        1.51
40.01 - 45.00                        2.71
45.01 - 50.00                        3.37
50.01 - 55.00                        3.64
55.01 - 60.00                        9.45
60.01 - 65.00                       12.74
65.01 - 70.00                       14.58
70.01 - 75.00                       11.06
75.01 - 80.00                       37.77
85.01 - 90.00                        1.69
90.01 - 95.00                        0.19
TOTAL:                             100.00%

W.A.: 68.94%
Lowest: 24.17%
Highest: 95.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
20.01 - 25.00                        0.15%
25.01 - 30.00                        1.00
30.01 - 35.00                        0.15
35.01 - 40.00                        1.51
40.01 - 45.00                        2.71
45.01 - 50.00                        3.37
50.01 - 55.00                        4.27
55.01 - 60.00                        9.23
60.01 - 65.00                       13.02
65.01 - 70.00                       13.89
70.01 - 75.00                       11.06
75.01 - 80.00                       37.77
85.01 - 90.00                        1.69
90.01 - 95.00                        0.19
TOTAL:                             100.00%

W.A.: 68.90%
Lowest: 24.17%
Highest: 95.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
Amerin                               0.19%
NONE                                98.13
PMIC                                 0.77
RGIC                                 0.79
RMIC                                 0.13
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
349 - 354                            7.23%
355 - 360                           92.77
TOTAL:                             100.00%

W.A.: 357.3 months
Lowest: 351 months
Highest: 359 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               99.28%
7 - 12                               0.72
TOTAL:                             100.00%

W.A.: 2.7 months
Lowest: 1 months
Highest: 9 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
GMAC                                14.01%
NatCity                             14.40
SunTrust                             9.11
Wells Fargo                         62.48
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.

                           GLOBAL STRUCTURED FINANCE

                      BANC OF AMERICA FUNDING CORPORATION,
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1
                               125MM 100% IO - RFC

                               JAN 19, 2006 21:08

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $43,222,236.62
Total Orig. Bal.: $43,399,884.00
Loan Count: 76
Cutoff Date: 2006-01-01
Avg. Cut-Off Balance: $568,713.64
Avg. Orig. Balance: $571,051.11
% Conforming: 12.68%
W.A. FICO: 754
W.A. Orig. LTV: 65.82%
W.A. Cut-Off LTV: 65.58%
Earliest Orig. Date: 2005-04-15
Latest Maturity Date: 2035-10-01
W.A. Gross Coupon: 5.7942%
W.A. Servicing Fee: 0.3297%
W.A. Net Coupon: 5.4645%
W.A. Pass-Through Rate: 5.4645%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 355.9 months
W.A. Age: 4.1 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI/PA: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 65.58%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 11.02%
% IO: 100.00%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

ORIGINAL BALANCE                  PERCENT
150,001 - 200,000                    1.18%
200,001 - 250,000                    1.92
250,001 - 300,000                    1.93
300,001 - 350,000                    3.19
350,001 - 400,000                    4.46
400,001 - 450,000                    6.00
450,001 - 500,000                   12.24
500,001 - 550,000                    8.41
550,001 - 600,000                    8.01
600,001 - 650,000                   10.19
750,001 - 800,000                    7.30
800,001 - 850,000                    1.96
850,001 - 900,000                    6.14
900,001 - 950,000                    2.17
950,001 - 1,000,000                 24.91
TOTAL:                             100.00%

Average: $571,051.11
Lowest: $154,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. PRODUCT TYPE

PRODUCT TYPE                      PERCENT
30 YR FIXED - IO                   100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

4. CUT-OFF BALANCE

CUT-OFF BALANCE                   PERCENT
150,001 - 200,000                    1.18%
200,001 - 250,000                    1.92
250,001 - 300,000                    1.93
300,001 - 350,000                    3.19
350,001 - 400,000                    4.46
400,001 - 450,000                    6.00
450,001 - 500,000                   12.24
500,001 - 550,000                    8.41
550,001 - 600,000                    8.01
600,001 - 650,000                   10.19
750,001 - 800,000                    7.30
800,001 - 850,000                    1.96
850,001 - 900,000                    8.19
900,001 - 950,000                    2.17
950,001 - 1,000,000                 22.86
TOTAL:                             100.00%

Average: $568,713.64
Lowest: $154,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

5. COUPON

COUPON                            PERCENT
5.250                                2.31%
5.500                                5.89
5.625                                5.77
5.750                               27.77
5.875                               54.03
5.990                                4.22
TOTAL:                             100.00%

W.A.: 5.794
Lowest: 5.250
Highest: 5.990

--------------------------------------------------------------------------------

6. CREDIT SCORE

CREDIT SCORE                      PERCENT
800 - 849                           10.74%
750 - 799                           49.90
700 - 749                           28.01
650 - 699                           10.05
600 - 649                            1.30
TOTAL:                             100.00%

W.A.: 754
Lowest: 643
Highest: 813

--------------------------------------------------------------------------------

7. LIEN POSITION

LIEN POSITION                     PERCENT
1                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

8. INDEX

INDEX                             PERCENT
FIX                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

9. LOAN PURPOSE

LOAN PURPOSE                      PERCENT
Purchase                            56.87%
C/O Refi                            23.26
R/T Refi                            19.87
TOTAL:                             100.00%

--------------------------------------------------------------------------------

10. PROPERTY TYPE

PROPERTY TYPE                     PERCENT
Condo - High                         2.59%
Condo - Low                          2.27
PUD Attached                         6.39
PUD Detached                        19.77
SFR                                 65.14
Townhouse                            3.82
TOTAL:                             100.00%

--------------------------------------------------------------------------------

11. STATE

STATE                             PERCENT
Virginia                            49.93%
Maryland                            11.77
Washington                           8.00
California                           6.47
District of Columbia                 4.32
Other                               19.52
TOTAL:                             100.00%

--------------------------------------------------------------------------------

12. CALIFORNIA

CALIFORNIA                        PERCENT
Northern                            62.39%
Southern                            37.61
TOTAL:                             100.00%

--------------------------------------------------------------------------------

13. ZIP CODE

ZIP CODE                          PERCENT
22101                               11.02%
22207                                8.33
20854                                5.30
20815                                4.52
22180                                3.28
Other                               67.55
TOTAL:                             100.00%

--------------------------------------------------------------------------------

14. OCCUPANCY STATUS

OCCUPANCY STATUS                  PERCENT
Primary                            100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

15. BUY DOWN

BUY DOWN                          PERCENT
N                                  100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

16. DOCUMENTATION

DOCUMENTATION                     PERCENT
Full                                72.24%
Limited                             17.30
Fast App. (Full)                    10.45
TOTAL:                             100.00%

--------------------------------------------------------------------------------

17. ORIGINAL LTV

ORIGINAL LTV                      PERCENT
30.01 - 35.00                        2.85%
35.01 - 40.00                        3.74
40.01 - 45.00                        0.49
45.01 - 50.00                        5.91
50.01 - 55.00                       10.89
55.01 - 60.00                        8.43
60.01 - 65.00                       13.25
65.01 - 70.00                       12.98
70.01 - 75.00                        5.43
75.01 - 80.00                       36.04
TOTAL:                             100.00%

W.A.: 65.82%
Lowest: 33.33%
Highest: 80.00%

--------------------------------------------------------------------------------

18. CUT-OFF LTV

CUT-OFF LTV                       PERCENT
30.01 - 35.00                        2.85%
35.01 - 40.00                        3.74
40.01 - 45.00                        0.49
45.01 - 50.00                        5.91
50.01 - 55.00                       10.89
55.01 - 60.00                       10.48
60.01 - 65.00                       13.41
65.01 - 70.00                       10.77
70.01 - 75.00                        5.43
75.01 - 80.00                       36.04
TOTAL:                             100.00%

W.A.: 65.58%
Lowest: 33.33%
Highest: 80.00%

--------------------------------------------------------------------------------

19. MI PROVIDER

MI PROVIDER                       PERCENT
NONE                               100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

20. ORIGINAL TERM

ORIGINAL TERM                     PERCENT
360                                100.00%
TOTAL:                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. CUT-OFF REMAINING TERM

CUT-OFF REMAINING TERM            PERCENT
349 - 354                            9.10%
355 - 360                           90.90
TOTAL:                             100.00%

W.A.: 355.9 months
Lowest: 352 months
Highest: 357 months

--------------------------------------------------------------------------------

22. CUT-OFF LOAN AGE

CUT-OFF LOAN AGE                  PERCENT
1 - 6                               96.03%
7 - 12                               3.97
TOTAL:                             100.00%

W.A.: 4.1 months
Lowest: 3 months
Highest: 8 months

--------------------------------------------------------------------------------

23. SERVICER

SERVICER                          PERCENT
RFC                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

24. INTEREST ONLY TERM

INTEREST ONLY TERM                PERCENT
120                                100.00%
TOTAL:                             100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND TO YOU THE PROSPECTUS
IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU MAY E-MAIL A
REQUEST TO DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM.THE INFORMATION
CONTAINED IN THESE MATERIALS MAY BE BASED ON ASSUMPTIONS REGARDING MARKET
CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. BANC OF AMERICA SECURITIES LLC
(THE "UNDERWRITER") MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THESE MATERIALS SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THESE MATERIALS, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS). INFORMATION IN THESE MATERIALS IS CURRENT AS OF THE
DATE APPEARING ON THE MATERIAL ONLY. INFORMATION IN THESE MATERIALS REGARDING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
SECURITIES. THESE MATERIALS ARE NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL.